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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 21, 2005


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


         MASSACHUSETTS                 0-25251               04-3447594
----------------------------         -------------          -------------
(State Or Other Jurisdiction         (Commission            (IRS Employer
Of Incorporation)                     File Number)          Identification No.)


 399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS              02144
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
     ----------------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.05     AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
              PROVISION OF THE CODE OF ETHICS

         On July 21, 2005, the Board of Directors of Central Bancorp, Inc. (the "Company") amended the Company's Code of Ethics for Directors, Officers and Employees (the "Code of Ethics") in the following manner:

   o The Code of Ethics was amended to establish procedures for directors, officers and employees to follow in the event a material conflict of interest cannot be avoided. In such cases, an officer or employee must report the conflict to his or her supervisor and abstain from advocating or making any decision on behalf of the Company or its subsidiaries or affiliates (collectively, "Central Bancorp") with respect to the matter in which he or she has an interest. A director having an interest in any matter before the Board of Directors must fully disclose the material facts of this interest at the start of the discussion. Depending on the nature of the interest, the director may need to leave the Boardroom for the duration of the discussion. An interested director also must abstain from voting on any matter in which he or she has an interest.

   o The Code of Ethics was amended to allow employees to accept limited personal gifts of reasonable value in the course of conducting business from Central Bancorp. The prior limit on gifts of $100 was deemed unworkable and did not provide employees with sufficient flexibility in the performance of their duties. Employees who receive gifts in excess of this amount must turn over the gift to the care of the Treasurer.

   o The Code of Ethics was amended to allow personnel to report suspected violations of the Code of Ethics not just to the Vice President of Human Resources, as was previously the case, but to the Chief Financial Officer or to the Chairman of the Audit Committee of the Board of Directors as well.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CENTRAL BANCORP, INC.



Date:  July 21, 2005                        By: /s/ Paul S. Feeley
                                                --------------------------------
                                                Paul S. Feeley
                                                Senior Vice President, Treasurer
                                                     & Chief Financial Officer